Pay for Value Creation Pay for Value Creation Exhibit 99.1

Proposing g unique public company option plan

Goal

•	Generate superior returns by . . . .

•	Maintain the value focus & culture of private equity in a public environment

Simple concept

•	Management / shareholders are partners

•	If management creates significant value for shareholders, management is rewarded

Successful Culture and Organization
Successful Culture and Organization
Successful Culture and Organization
Corporate
Control
Local
Autonomy
Economy
of Scale
Mgmt
Resources
Value Generation Strategy
Structure Execution
Central
Control
Local
Autonomy
Emp-
loyees Owners
CORPORATE
OPERATING UNIT
Motivation
Key Element Key Element

•	Significant part of our ability to create value is our organizational concept & culture

•	Execution g

•	Significant local autonomy

•	Minimize corporate interference g minimize corporate staff g erodes ownership

•	Motivation g think like an owner g create value

•	Stock options & ownership for key people g significant

Compensation Concept –
“Think / act like an owner”
Compensation Concept –
Compensation Concept –
“Think / act like an owner”
“Think / act like an owner”
Low
High
Low
Equity Based
Compensation
(2)
(1)
Salary and Bonus
(2)
Options
High
Cash Compensation
(1)

•	We want managers who can think & act like owners

•	We have historically paid executives & key managers cash compensation below the average

•	We pay well above average in equity based compensation

•	Goal = create real value for shareholders, net of management’s share

3 Key Managers Aligned with Shareholders Key Managers Aligned with Shareholders Key Managers Aligned with Shareholders Value Generating Activities

We want to maintain our clear management alignment with shareholders

A. 3 Value Drivers

1. Price

2. Productivity

3. New Business

B. Maintain Efficient Capital structure

C. Make Accretive Acquisitions

•	Very difficult to get this day to day focus on “details of value creation” without real ownership

Revenue = 19.8%
EBITDA As Defined = 26.2%

TRANSDIGM GROUP INC.

Proven Record of Growth and Margin Expansion
($ in millions)
% of Sales     20%    19%      23%       27%      31%     39%   39%      36%     36%     39%       42%      46%     44%      45%     46%
(1)
(1) EBITDA As Defined is a non-GAAP financial measure presented here as supplemental disclosures to net income.  For a presentation of the most directly comparable GAAP measure and a reconciliation of EBITDA As Defined, please see appendix.
(2) Midpoint of May 6, 2008 guidance (including CEF Industries).
(2)
$48
$10
$52
$10
$57
$13
$63
$17
$78
$25
$111
$44
$131
$51
$151
$54
$201
$72
$249
$98
$293
$124
$301
$139
$374
$164
$435
$194
$593
$275
$717
$329
$0
$150
$300
$450
$600
$750
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 (F)
Revenue EBITDA As Defined

•	This has worked for us – look at history of company

•	Thru good and bad markets the company has been able to consistently improve

KELSO & COMPANY

ODYSSEY INVESTMENT PARTNERS, LLC

WARBURG PINCUS

NYSE

≈

TRANSDIGM GROUP INC.

Equity In Equity Out Multiple
Formation 1993 $25M $347M 13.9x
to 1998
(1)
Equity Recap 1998 $100M $503M 5.0x
to 2003
Equity Recap 2003
Leveraged Dividend 2005
$471M $2,138M
(2)
4.5x
IPO 2006
Secondary Offering 2007
Consistent Growth in Equity Value
Consistent Growth in Equity Value
Consistent Growth in Equity Value
(1) Approximately 90% of Kelso ownership sold in 1998, balance cashed out in 2003.
(2) Assumes Warburg Pincus maintained 100% ownership of 43.6 million shares valued at a stock price of $43 plus repayment of shareholder notes including interest of $263 million.

(% of total shares)
(1)
1993 New Awards 15%
1998 Rollover 10%
Recap New Awards 12%
Total 22%
2003 Rollover 7%
Recap New Awards 10%
Total 17%
2008 Rollover 8%
New Plan New Awards 7%
Total 15%

Management Ownership / Options
Management Ownership / Options
Management Ownership / Options
Historical
Pattern
(1)
Calculated on a fully diluted basis.

Unique Performance Based Option Plan
Unique Performance Based Option Plan
Unique Performance Based Option Plan
Public
Private Equity
Equity Current
Historical Proposal
Time Based 20% 20%
Operating Performance
(1)
80% 40%
Market Performance   --- 40%
100% 100%
(1)
Includes annual and 5 year targets.

•	Performance based plans are common in private equity but unusual in public equity

•	We are trying to make this look like a private equity plan

•	Minimal time vesting » 20% only / 5 years

•	Highly performance driven

40% — based on operating performance to support 20% IRR

40% — based on stock market growth of 20% IRR

Vest Criteria –
Meet Targets After Dilution for Options to Vest
Vest Criteria –
Vest Criteria –
Meet Targets After Dilution for Options to Vest
Meet Targets After Dilution for Options to Vest
Definitions
Operating (EBITDA As Defined x multiple) - net debt) / diluted shares
Performance
Market Performance Share price gain & Dividend
Required Growth Less than 12.5% per year       =  No performance vesting
Greater than 12.5% per year  =  Partial performance vesting
20% per year & greater          =  Full vesting
After Dilution

“Skin in The Game”
“Skin in The Game”
“Skin in The Game”
Minimum Rollover Investment Required   $35 Million *
Top 5 Officers $25 Million
Years of base compensation   14 years
Minimum hold for 30% of new awards     $35 Million
Top 5 Officers $18 Million
* @ $40/share

Net Result –
Shareholders Make Superior Return
Management Share Increases
Net Result –
Net Result –
Shareholders Make Superior Return
Shareholders Make Superior Return
Management Share Increases
Management Share Increases
IRR
(1)
Gain In
Mkt.Cap. Mgmt. $
Mgmt. %
of Gain
10.0% 1,465 $    16 $       1.1%
12.5% 1,865 $    42 $       2.3%
15.0% 2,300 $    80 $       3.5%
20.0% 3,300 $    197 $     6.0%
25.0% 4,500 $    275 $     6.1%
(1)
After management share
(Dollars in Millions)
Example based on 2008 estimate
IRR = After Dilution

•	Net result g graduated sharing

•	IRR is after management take

•	Highly incentivized to increase equity value

# of Options
Previously Authorized 2.6 Million
Newly Authorized + 1.2
Total Per Program 3.8
Miscellaneous + 0.3
4.1 Million

New Authorization 1.5 Million Options
New Authorization 1.5 Million Options
New Authorization 1.5 Million Options
New Authorization of 1.5 Million Shares
ISS Will Not Recommend

New Plan EPS Impact
New Plan EPS Impact
New Plan EPS Impact
Peer
(1)
2008 2009 2013 2009 2013
Average Est. 12.5% IRR 12.5% IRR 20% IRR 20% IRR
EPS Diluted 2.31 $     2.72 $     3.06 $    4.90 $    3.26 $   6.77 $
Option Expense (Per Share) 0.10 $     0.06 $     0.05 $    0.08 $    0.08 $   0.12 $
% of EPS Diluted 4.4% 2.2% 1.6% 1.6% 2.5% 1.8%
(1)  Peer group includes Goodrich, Rockwell Collins, BE Aerospace, Hexcel, Triumph, Woodward-Governor, Curtis Wright,
    Esterline & Precision Cast Parts

•	Impact on eps is less than peers & roughly in line with current TDG level

Pay for Value Creation Pay for Value Creation Pay for Value Creation

Appendix
Reconciliation of Net Income to EBITDA As Defined
(in millions)
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Net Income ($5) $0 $1 $3 $14 ($17) $11 $14 $31 ($76) $14 $35 $25 $89
Depreciation and amortization 7             7             7             6             7             6             7             9             13           10           18           17           16           24
Interest expense, net 5             5             5             3             3             23           28           32           37           43           75           80           77           92
Income tax provision (2)           -         2             5             13           (2)           8             9             17           (45)         6             23           16           53
Warrant put value adjustment 1             1             2             5             7             -         -         -         -         -         -         -         -         -
Extraordinary item -         -         -         2             -         -         -         -         -         -         -         -         -         -
EBITDA 6             13           17           24           44           10           54           64           98           (68)         113         155         134         258
Merger expense -         -         -         -         -         40           -         -         -         176         -         -         -         -
Acquisition-related costs 4             -         -         1             -         1             -         8             -         15           20           2             1             9
Non-cash compensation and
   deferred compensation costs -         -         -         -         -         -         -         -         -         1             6             7             1             6
One-time special bonus -         -         -         -         -         -         -         -         -         -         -         -         6             -
Public offering costs -         -         -         -         -         -         -         -         -         -         -         -         3             2
Refinancing costs -         -         -         -         -         -         -         -         -         -         -         -         49           -
EBITDA As Defined $10 $13 $17 $25 $44 $51 $54 $72 $98 $124 $139 $164 $194 $275